SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 27, 2005

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730

(State or Other Jurisdiction		(I.R.S. Employer
of Incorporation)	(Commission File No.)	Identification No.)

7200 Wisconsin Avenue, Suite 310
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

     (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K and the exhibits attached hereto are being furnished by First Potomac Realty Trust (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three months ended March 31, 2005.

On April 27, 2005 the Company issued a press release announcing its financial results for the three months ended March 31, 2005 and made available supplemental information concerning the ownership, operations and portfolio of the Company as of March 31, 2005. A copy of the press release and a copy of this supplemental information are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this report on Form 8-K and are incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

     99.1 Press Release dated April 27, 2005

     99.2 First Quarter 2005 Supplemental Financial Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

April 27, 2005	/s/ Barry H. Bass

Barry H. Bass
Chief Financial Officer

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated April 27, 2005.
99.2	First Quarter 2005 Supplemental Financial Report.